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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 1999, which appears on page 27 of BindView Development Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.


/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP


Houston, Texas
March 30, 1999.